UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2011

Health Management Associates, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-11141	61-0963645
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5811 Pelican Bay Boulevard, Suite 500, Naples, Florida		34108-2710
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (239) 598-3131

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 16, 2011, Health Management Associates, Inc. (the “Company”) issued a press release regarding its financial condition as of December 31, 2010 and its results of operations for the three months and year then ended. The Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2010 Named Executive Officer Incentive Compensation. Annually, the Compensation Committee of the Board of Directors reviews the Company’s profit plan achievement for the prior year and approves the earned contingent compensation for the Company’s “named executive officers” in the form of (i) long-term contingent cash and equity compensation and (ii) annual contingent cash compensation. Such contingent compensation is granted under the Company’s Amended and Restated 1996 Executive Incentive Compensation Plan (the “EICP”), a comprehensive executive compensation plan maintained by the Company. The EICP is described in greater detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 5, 2010 (the “2010 Proxy Statement”) and such description is incorporated herein by reference.

On February 15, 2011, the Compensation Committee made its final determination of the earned long-term contingent compensation for the named executive officers under the Company’s 2010 Long-Term Incentive Compensation Program (the “2010 Incentive Program”) based on the Company’s achievement of 101% of its profit plan for the year ended December 31, 2010. Profit plan achievement was measured by the Compensation Committee based on the Company’s Adjusted EBITDA. EBITDA is a fiscal measure that is defined as consolidated net income before interest expense, income taxes, depreciation and amortization. Adjusted EBITDA is EBITDA modified to exclude discontinued operations, net gains/losses on sales of assets, net interest and other income, gains/losses on early extinguishment of debt and write-offs of deferred financing costs. For purposes of measuring profit plan achievement, the Compensation Committee may exercise its reasonable judgment to include or exclude certain items. The 2010 Incentive Program is similar, in all material respects, to the corresponding program for the year ended December 31, 2009, which is described in greater detail in the 2010 Proxy Statement and such description is incorporated herein by reference.

The earned long-term contingent cash awards under the 2010 Incentive Program that were approved by the Compensation Committee on February 15, 2011 were as follows: Gary D. Newsome, President and Chief Executive Officer – $1,500,000; Kelly E. Curry, Executive Vice President and Chief Financial Officer – $562,500; Robert E. Farnham, Senior Vice President-Finance – $233,333; and Timothy R. Parry, Senior Vice President, General Counsel and Corporate Secretary – $145,833. Such amounts vest, assuming continuous employment with the Company, in 25% increments on each of March 1, 2011, 2012, 2013 and 2014. Similarly, the earned long-term contingent equity awards under the 2010 Incentive Program in the form of the Company’s common stock that were approved by the Compensation Committee, which shares also vest in the same manner as described above, were as follows (in shares): Mr. Newsome – 204,082; Mr. Curry – 76,531; Mr. Farnham – 31,746; Mr. Parry – 19,842; and Joseph C. Meek, Vice President and Treasurer – 10,720.

On February 15, 2011, the Compensation Committee also approved the payment of annual contingent cash compensation based on the Company’s achievement of 101% of its profit plan for the year ended December 31, 2010 as follows: Mr. Newsome – $1,147,500; Mr. Curry - $688,500; Mr. Farnham - $408,000; Mr. Parry - $357,000; and Mr. Meek - $180,835.

The forms of Restricted Stock Award and Cash Performance Award for long-term incentive compensation under the EICP for Messrs. Newsome, Curry, Farnham and Parry can be found at Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2010. Mr. Meek’s Deferred Stock Award can be found at Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2010. The descriptions of the terms of the named executive officer awards contained herein are qualified in their entirety by the actual forms of such agreements, which are incorporated herein by reference.

2011 Named Executive Officer Incentive Compensation. On February 15, 2011, the Compensation Committee granted long-term incentive compensation awards to the Company’s named executive officers for the year ending December 31, 2011 (the “2011 Incentive Program”). The 2011 Incentive Program provides for contingent long-term incentive compensation in the form of cash payments and equity awards. Under the 2011 Incentive Program, the Company’s named executive officers each have a long-term incentive target that is determined based on a percent of his base salary. The targeted incentive compensation awards, other than Mr. Meek’s, were granted by the Compensation Committee as follows: (i) restricted stock that vests based on service; (ii) restricted stock that vests based on the satisfaction of performance criterion; and (iii) cash based on the satisfaction of the same performance criterion. Under the 2011 Incentive Program, Mr. Meek was granted a contingent deferred stock award of 24,445 shares of the Company’s common stock that is two-thirds service-only and one-third performance-based (the number of shares was determined by reference to the closing price of the Company’s common stock on February 15, 2011). For all named executive officers, the predetermined performance criterion that will be reviewed for vesting purposes is the Company’s 2011 Adjusted EBITDA achievement as compared to the profit plan. Consistent with the provisions of the 2010 Incentive Program: (i) full vesting of awards under the 2011 Incentive Program requires continuous employment with the Company over a four-year period; (ii) Adjusted EBITDA must be achieved at 90% of profit plan before any amounts are earned; and (iii) a one-year look-back feature applies to 2011 Incentive Program awards. The 2011 Incentive Program awards were made under the EICP. The long-term contingent cash awards granted under the 2011 Incentive Program by the Compensation Committee on February 15, 2011 were as follows: Mr. Newsome – $1,500,000; Mr. Curry – $562,500; Mr. Farnham – $233,333; and Mr. Parry – $145,833. Similarly, the long-term contingent equity awards granted under the 2011 Incentive Program in the form of the Company’s restricted common stock were as follows (in shares): Mr. Newsome – 310,238; Mr. Curry – 116,340; Mr. Farnham – 48,260; and Mr. Parry – 30,162. Such restricted stock awards, one half that vest based on service and one half that vest based on achievement of the performance criterion and service, were determined by reference to the closing price of the Company’s common stock on February 15, 2011.

On February 15, 2011, the Compensation Committee also approved a 2011 annual contingent cash compensation program for the named executive officers. The 2011 program is similar, in all material respects, to the program for the year ended December 31, 2010 that is discussed above. Awards under the 2011 annual contingent cash compensation program were determined based on a percent of base salary and will be earned based on the Company’s 2011 Adjusted EBITDA achievement as compared to the profit plan.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release issued by Health Management Associates, Inc. on February 16, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH MANAGEMENT ASSOCIATES, INC.

Date: February 17, 2011	By:	/s/ Robert E. Farnham
Robert E. Farnham
Senior Vice President-Finance